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                                                                 EXHIBIT 10.1.28



                                LETTER AMENDMENT


                                                  Dated as of February 20, 1998

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Banks") parties
                       -----
   to the Credit Agreement referred to  below
   and to Credit Agricole Indosuez, as the
   Issuing Bank and as administrative agent and
   as collateral agent (the "Administrative Agent"),
                             --------------------
   Swiss Bank Corporation, Stamford Branch, as documentation and syndication agent, and SBC Warburg Dillon Read Inc., as advisor and arranger, for the Banks

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of November 26, 1997, and the Letter Amendment thereto dated as of January 9, 1998 (such Credit Agreement, as so amended and as otherwise amended, supplemented or modified through the date hereof, the "Credit Agreement") among the undersigned and you. Capitalized
             ----------------
terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

     As part of the financing for the Acquisition, the Mergers and the Refinancings, Scovill Holdings Inc. (the "Parent") issued to SBC Warburg Dillon
                                           ------
Read Inc. ("SBCWDR") and BT Alex. Brown Incorporated (together, "BT"), for gross
            ------                                               --
proceeds of $10,000,000, 100,000 units (the "Units"), each Unit consisting of
                                             -----
$100 liquidation preference of 13-3/4% Series A Cumulative Redeemable Exchangeable Preferred Stock, par value $0.001, of the Parent and one warrant to purchase common stock, par value $0.0001 per share, of the Parent (the "Parent
                                                                        ------
Common Stock").  The Parent has agreed to repurchase (the "Repurchase") from
------------                                               ----------
SBCWDR and BT, and SBCWDR and BT have agreed to sell to the Parent, the Units for $10,000,000 plus accrued and unpaid dividends. The Parent intends to issue (the "Issuance") Parent Common Stock and Series B Preferred Stock to Co-
      --------
Investment Partners, L.P. ("Co-Investment") and use the proceeds received
                            -------------
therefrom to finance the Repurchase. The Credit Parties have requested that the Required Lenders agree to amend Sections 1, 5.02(A)(d)(i) and 10.13(b) of the Credit Agreement to permit the Repurchase and the Issuance.

     You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

     The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

     (a) Section 1 is amended by adding the following definition in its correct alphabetic order:
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                        "'Equity Exchange' shall mean the issuance by the Parent
                          ---------------
               of 1,000,000 shares of Parent Common Stock and 1,000,000 shares of Series B Preferred Stock to Co-Investment pursuant to a Subscription Agreement dated as of February 20, 1998, between the Parent and Co-Investment for an aggregate purchase price of $10,320,833, and the substantially concurrent repurchase by the Parent of the Senior Preferred Stock and the warrants to purchase Parent Common Stock issued in connection with the Units
               Offering."

      (b) Clause (i) of Section 5.02(A)(d) is amended in its entirety to read as follows:

                        "(i) 100% of the cash proceeds (net of underwriting
               discounts and commissions and all other reasonable costs associated with such transaction), in excess of $7,500,000 in the aggregate, from any sale or issuance after the Effective Date of equity securities of the Parent, the Borrower or any of the Borrower's Subsidiaries (other than the Equity Transactions and the Equity Exchange) otherwise permitted by Section 10.13; provided, however, notwithstanding the foregoing, that with
               --------  -------
               respect to the issuance and sale of common stock by the Parent to any of the Parent's then existing shareholders or to not more than 25 'accredited investors' (as defined in Regulation D promulgated pursuant to the Securities Act) pursuant to a private placement, no prepayment of the Loans shall be required to be made with the cash proceeds of such issuance and sale to the extent such cash proceeds are used to make an acquisition permitted under (S) 10.02 and"

      (c)      Section 10.13(b) is amended in its entirety to read as follows:

                        "(b) The Parent shall not issue any capital stock,
               except for the Equity Transactions, the Equity Exchange and issuances of Parent Common Stock with respect to which, after giving effect to such issuance, no Default or Event of Default will exist under Section 11.11."

      This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Banks or, as to any of the Banks, advice satisfactory to the Administrative Agent that such Bank has executed this Letter Amendment. The effectiveness of this Letter Amendment is conditioned upon the accuracy of the factual matters described herein. This Letter Amendment is subject to the provisions of Section 15.10 of the Credit Agreement.

     On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

     The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all

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

Obligations of the Credit Parties under the Credit Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning counterparts of this Letter Amendment to Douglas Buffone at Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022-6069, Fax: (212) 848-7179.

     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                                      Very truly yours,

                                      SCOVILL FASTENERS INC.

                                      /S/ MARTIN A. MOORE
                                      EXECUTIVE VICE PRESIDENT


                                      SCOVILL HOLDINGS INC.

                                      /S/  MARTIN A. MOORE
                                      EXECUTIVE VICE PRESIDENT


                                      PCI GROUP, INC.

                                      /S/ MARTIN A. MOORE
                                      EXECUTIVE VICE PRESIDENT


                                      RAU FASTENER COMPANY, L.L.C.

                                      /S/ MARTIN A. MOORE



                                      SCOMEX, INC.

                                      /S/ MARTIN A. MOORE
                                      EXECUTIVE VICE PRESIDENT

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

Agreed as of the date first above written:

CREDIT AGRICOLE INDOSUEZ
     Individually and as Administrative Agent

/S/ MICHAEL AROUGHETI
    VICE PRESIDENT

/S/ KEN KENCEL
    MANAGING DIRECTOR


SWISS BANK CORPORATION,
STAMFORD BRANCH
Individually and as Documentation Agent
and Syndication Agent

/S/ WENDY P. FIELD
    EXECUTIVE DIRECTOR

/S/ MICHAEL C. LAUNG
    ASSOCIATE DIRETOR
    CREDIT RISK MANAGEMENT

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